Filed with the Securities and Exchange Commission on September 26, 2025
REGISTRATION NO. 333-278375

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 2

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
(Name of Insurance Company)

800  WESTCHESTER AVENUE
SUITE 641 NORTH
RYE BROOK, NEW YORK 10573
(Address of Insurance Company’s principal executive offices)

 (203) 762-4400
(Insurance Company’s Telephone Number, including Area Code)

CT CORPORATION SYSTEM
28 LIBERTY STREET
FLOOR 42
NEW YORK, NEW YORK 10005
(Name and address of agent for service)

COPIES TO:
KAREN CARPENTER
WILTON REASSURANCE LIFE COMPANY OF NEW YORK
801 MAIN AVENUE, 5th FLOOR
NORWALK, CONNECTICUT 06851

Approximate Date of Proposed Sale to the Public: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate space)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
□	on May 1, 2025 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
⊠	on December 15, 2025 pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act

Guarantee Periods Offered Under Certain Variable Annuity Contracts
(AIM Lifetime Plus, AIM Lifetime Plus II, Custom Portfolio, and SelectDirections)
Registered Separate Account: Wilton Reassurance Life Company of New York Separate Account A
Issued by: Wilton Reassurance Life Company of New York
Wilton Reassurance Life Company of New York
Street Address: 800 Westchester Avenue, Suite 641 North, Rye Brook NY 10573
Mailing Address: P.O. Box 758559, Topeka, KS 66675-8559
Telephone Number: 1-800-457-8207
Fax: 1-785-228-4584

Prospectus dated May 1, 2026

This prospectus describes the market value adjusted fixed account options (the ‘‘Guarantee Periods’’) offered by Wilton Reassurance Life Company of New York (“WRNY”), which are available only under the following variable annuity contracts that have been previously issued: AIM Lifetime Plus, AIM Lifetime Plus II, Custom Portfolio, and SelectDirections. (the “Contracts” or “Annuities”). None of those variable annuity contracts are still for sale. However, if you own one of those variable annuity contracts, you may be able to allocate purchase payments and contract value to the Guarantee Period(s) under your contract. This prospectus does not describe all of the benefits and terms of the Contracts themselves or the investment options other than the market value adjusted fixed account options. For information about the Contracts you should consult the most recent prospectus for the Contracts (the “Variable Product Prospectuses”), which can requested by calling 1-800-457-8207. For additional information about the variable investment options, you should consult the most recent prospectuses for the portfolios underlying the variable investment which can be requested by calling 1-800-457-8207.

In addition to the Variable Investment Sub-accounts and any Fixed Account allocations that are not subject to a Market Value Adjustment, your Annuity allows you to allocate a portion of your Account Value and/or purchase payments to the Guarantee Periods described in this prospectus, under which we credit a fixed interest rate to the Guarantee Periods so long as you remain invested for a set period of time. See “Appendix A” for additional information about the Guarantee Periods.

This prospectus provides a description of the material features of the Guarantee Periods under your Annuity. Please read this prospectus and keep it for future reference. Your Contract is a complex investment that involves risks, including potential loss of principal.

Your Contract is not a short-term investment and an investment in the Guarantee Periods is not appropriate for an investor who needs ready access to cash. Withdrawals could result in withdrawal charges, taxes, and tax penalties. In addition, premature withdrawals from the Guarantee Periods may result in a Market Value Adjustment. In extreme circumstances, the maximum potential loss from a negative Market Value Adjustment is 100% of the amount invested in the Guarantee Period.

The Company’s obligations under your Annuity and the Guarantee Periods are subject to its financial strength and claims-paying ability.

In compliance with U.S. law, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.

The Annuities and the Guarantee Periods are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the  U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment involves investment risks, including possible loss of value.

IMPORTANT NOTICES

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MVA-WRNY1

Glossary of Terms

We set forth here definitions of some key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the sections of the prospectus that use such terms.

Account Value, Contract Value: The total of the values you have in the Guarantee Periods, the Variable Investment Sub-accounts, and any other Fixed Account allocations not subject to a Market Value Adjustment available under your Contract.

Accumulation Phase: The period that begins on the date we issue your Contract  (“Issue Date”) and continues until the Payout Start Date, which is the date we apply your money to provide income payments.

Annuitant: The individual (or individuals, for joint Annuitants) whose life determines the amount and duration of income payments for life.

Beneficiary: The person who may elect to receive the death benefit or become the new Contract Owner if the sole surviving Contract Owner dies before the Payout Start Date.

Cash Value: The Account Value adjusted by any applicable Market Value Adjustment minus any applicable charges under your Annuity. Please refer to your Variable Product Prospectus for more information about calculating the values you have in other investment options under your Annuity.

Guarantee Period: An investment option offered under the Contract that credits interest at a rate we guarantee for a specified number of years. Investments in Guarantee Periods are subject to potential Market Value Adjustments, as described in this prospectus.

the Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.

Income Plan: A series of payments on a scheduled basis to you or to another person as designated by you beginning on the Payout Start Date.

Market Value Adjustment: A calculation we apply to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time the money is taken out of that Guarantee Period under specified circumstances. The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates.

Payout Phase: The second of the two phases during your Contract. During this phase the Contract Value less any applicable taxes is applied to the Income Plan you choose and is paid out as provided in that plan. The Payout Phase begins on the Payout Start Date. It continues until we make the last payment as provided by the Income Plan chosen.

Payout Start Date, Annuity Date: The date we apply your money under the Contract to provide income payments.

Preferred Withdrawal Amount: Each Contract Year, you may withdraw up to a certain percentage of aggregate purchase payments from your Contract without incurring a Market Value Adjustment or a withdrawal charge.

Variable Investment Sub-account, Variable Sub-account: The variable investment options under your Contract.

we, us, our, WRNY, the Company: Wilton Reassurance Life Company of New York

you, your, Owner: The Owner(s) shown in the Annuity.

Overview of the Contract

This prospectus describes the Guarantee Periods available as an investment option under the following variable annuity contracts that are no longer sold:

For information about the Annuities, you should consult your Variable Product Prospectus. You may request a copy of the prospectus by calling 1-800-457-8207.

Purpose of the Contract:

Your Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. The Annuities may be appropriate for investors accumulating retirement savings on a tax-deferred basis who would seek guaranteed income through an annuity payment option.

Phases of the Contract:

Your Annuity features two distinct phases – the Accumulation Phase and the  Payout Phase. During the Accumulation Phase, earnings grow on a tax-deferred basis and are taxed as ordinary income when you make a withdrawal. During the Payout Phase (after  annuitization), you can elect to receive annuity payments. The amount of money you accumulated in your Annuity during the Accumulation Phase will help determine the amount of the payments you will receive during the Payout Phase. After annuitization, certain benefits described in your Variable Product Prospectus will no longer apply.

Investment Options:

Variable Investment Sub-accounts: The Sub-accounts available under your Annuity each invest in an underlying portfolio whose share price generally fluctuates each day. The Sub-accounts do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to a portfolio. For additional information about the Variable Investment Sub-accounts, you should consult your Variable Product Prospectus and the most recent prospectuses for the portfolios. You may also call our Annuity Service Center at 1-800-457-8207.

Guarantee Periods:  You can allocate your purchase payments and Account Value to the Guarantee Periods available under your Annuity. You will earn interest on your investment at the rate that we have declared for the Guarantee Periods. The last day of the Guarantee Period is called the “Maturity Date.” If you withdraw or transfer money from the Guarantee Periods more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may be positive or negative. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on Account Value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

Additional information about the Guarantee Periods is provided in "Appendix A" to the prospectus.

Other Fixed Account Allocations:  Your Annuity may include Fixed Account allocations that are not subject to a Market Value Adjustment. For additional information about those Fixed Account allocations, you should consult your Variable Product Prospectus or call 1-800-457-8207.

Annuity Features:

Your Annuity may include death benefits and other benefits, some of which may have been available for an additional charge. For additional information about those features, you should consult your Variable Product Prospectus or call 1-800-457-8207.

Key Information [to be updated by amendment]

Important Information You Should Consider About the Annuity
Fees, Expenses, and Adjustments
Are There Charges for Early Withdrawals?

Yes
Withdrawal Charges: Withdrawal charges may apply to any withdrawal from your Contract, including a withdrawal from the Guarantee Periods. The loss associated with withdrawal charges will be greater if there is a negative Market Value Adjustment, or if you have to pay taxes or tax penalties. For more information about the withdrawal charges that apply to your Contract, you should consult your Variable Product Prospectus or call 1-800-457-8207.

Market Value Adjustments: If you withdraw or transfer assets from the Guarantee Periods more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in the MVA Fixed Account allocation as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to the 7-year Guarantee Period and later withdraw the entire amount before the 7 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay withdrawal charges, taxes and tax penalties. The following transactions, when they occur more than 30 days prior to the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on Account Value. We will not apply a negative Market Value Adjustment to the payment of a death benefit.

For more information about Market Value Adjustments, please refer to the “Charges and Adjustments” section of this prospectus.

Are There Transaction Charges?

Yes
In addition to withdrawal charges and Market Value Adjustments, you may also be charged for other transactions under your Annuity, which are described in your Variable Product Prospectus. For more information about transaction charges that apply to your Contract, you should consult your Variable Product Prospectus or call 1-800-457-8207.

Are There Ongoing Fees and Expenses?

Yes
Your Variable Product Prospectus describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Because your Annuity is customizable, the choices you make affect how much you will pay. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.

There are no ongoing fees and expenses for the Guarantee Periods.

For more information about ongoing fees and expenses that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-800-457-8207.

Risks
Is There a Risk of Loss from Poor Performance?

Yes
You can lose money by investing in the Annuity. For more information about the risk of loss from poor performance, please refer to your Variable Product Prospectus or call 1-800-457-8207.

While your money remains in the Guarantee Periods, your principal amount is guaranteed. However, an early withdrawal may result in the loss of principal due to withdrawal charges and a negative Market Value Adjustment, and an investment in the Guarantee Periods is subject to other risks described in this prospectus.

For more information about risks associated with the Guarantee Periods, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Risks
Is This a Short-Term Investment?

No
Your Annuity is not a short-term investment vehicle and an investment in the Guarantee Periods is not appropriate for an investor who needs ready access to cash. Because of the long-term nature of an investment in the Guarantee Periods, you should consider whether an investment in the Guarantee Periods is consistent with your financial situation and objectives.

Withdrawals may be subject to withdrawal charges and federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the Guarantee Periods more than 30 days after the Maturity Date, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. During the 30-day period after the Maturity Date, you may choose to start a new Guarantee Period, transfer the Account Value from the Guarantee Periods to any of the other investment options available under your Annuity, apply the Account Value to an annuity payout plan, or surrender the value from the current Guarantee Periods (all subject to applicable surrender, transfer, and annuitization provisions described in your Variable Product Prospectus). If we do not receive any instructions by the Maturity Date, we will automatically transfer the Account Value from the current Guarantee Period into a new Guarantee Period of the shortest duration available.

For more information about the short-term investment risks associated with the Guarantee Periods, please refer to the “Principal of Risks of Investing in the Contract” section of this prospectus. For more information about the short-term investment risks associated with the other investment options and benefits under your Contract, please refer to your Variable Product Prospectus or call 1-800-457-8207.

What Are the Risks Associated with the Investment Options?

An investment in your Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Variable Investment Sub-accounts available under your Annuity. Each investment option, including the Guarantee Periods and any Fixed Account allocations that are not subject to a Market Value Adjustment, will have its own risks. You should review the available investment options before making an investment decision.

For more information about the risks associated with the Guarantee Periods, please refer to the “Principal Risks of Investing in the Contract” section and “Appendix A” section of this prospectus. For more information about the risks associated with the other investment options under your Annuity, please refer to your Variable Product Prospectus or call 1-800-457-8207.

What Are the Risks Related to the Insurance Company?

An investment in your Annuity is subject to the risks related to the Company. Any obligations (including under the Guarantee Periods), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll free at 1-800-457-8207.

For more information about insurance company risks, please refer to the “Principal Risks of Investing in the Contract”   section of this prospectus.

Restrictions
Are There Restrictions on the Investment Options?

Yes
The minimum amount that you may transfer into a Guarantee Period is $500.

There may be investment restrictions associated with the other investment options available under your Annuity. Your Variable Product Prospectus describes any investment restrictions associated with the other investment options available under your Annuity.

For more information about investment restrictions associated with the other investment options under your Annuity, please refer to your Variable Product Prospectus or call 1-800-457-8207.

Are There any Restrictions on Contract Benefits?

Yes
Your Variable Product Prospectus describes any restrictions on benefits under your Annuity.

For more information about restrictions on benefits under the Annuity, please refer to your Variable Product Prospectus or call 1-800-457-8207.

Taxes
What Are the Contract’s Tax Implications?

You should consult with a tax professional to determine the tax implications of an investment in and payments received under your Annuity. There is no additional tax benefit if you purchased your Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information about tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
How Are Investment Professionals Compensated?

Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, revenue sharing, and other compensation programs based on your investments in the Annuity.

For more information about investment professional compensation, please refer to the “Who Distributes the Annuities?”   section of this  prospectus.

Should I Exchange My Contract?

Some investment professionals may have a financial incentive to offer an investor a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own your existing Contract.

Fee Table

Your Variable Product Prospectus describes the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an investment option or from your Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected. For more information about fees and expenses that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-800-457-8207.

The following table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from the Guarantee Periods before the expiration of a specified period.

Adjustments
Market Value Adjustment Maximum Potential Loss (as a percentage of Account Value)(1)	100%
(1)	The following transactions, when they occur more than 30 days after the Maturity Date, are subject to a Market Value Adjustment: (i) withdrawals (including partial withdrawals, full surrenders, automated withdrawals and Required Minimum Distributions), (ii) transfers, (iii) annuitization, and (iv) the payment of a death benefit based on Account Value. We will not apply a negative Market Value Adjustment to the payment of a death benefit except in the case of AIM Lifetime Plus. Please review your contract for specific information about the calculation of your death benefit.

Principal Risks of Investing in the Contract

The risks identified below are the principal risks of investing in the Guarantee Periods. Your Contract is also subject to the principal risks described in your Variable Product Prospectus. Your Contract and the Guarantee Periods may be subject to additional risks other than those identified and described in this prospectus.

Market Value Adjustment Risk

All withdrawals in excess of the Preferred Withdrawal Amount, transfers (other than dollar cost averaging program transfers), and amounts applied to an Income Plan from a Guarantee Period, other than those taken or applied during the 30-day period after such Guarantee Period expires, are subject to a Market Value Adjustment. In addition, in the case of the AIM Lifetime Plus Contract, a negative Market Value Adjustment may apply to the death benefit if the death benefit is based on Settlement Value. A Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase from the first day of a Guarantee Period, the Market Value Adjustment could reduce the value of your investment to an amount that is less than the amount you invested in a Guarantee Period. You could lose up to 100% of your investment in the Guarantee Periods as a result of a negative Market Value Adjustment.

Withdrawal Risk

All withdrawals in excess of the Preferred Withdrawal Amount may be subject to withdrawal charges and negative Market Value Adjustments. Losses from withdrawal charges and Market Value Adjustments could be significant. Income taxes and certain tax restrictions may apply to any withdrawal. If taken before age 59½, a withdrawal may also be subject to a 10% federal penalty tax. Systematic withdrawals from a Guarantee Period will repeatedly expose you to these risks associated with withdrawals. For more information about withdrawal charges, please see  "Charges and Adjustments" in this prospectus.

Insurance Company Risk

An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Guarantee Periods), guarantees, and benefits under the Contract are subject to our claims-paying ability. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. If we experience financial distress, we may not be able to meet our obligations to you. For more information about the Company, including our financial statements, see ”Description of Insurance Company, Registered Separate Account, and Investment Options”.

Possible Adverse Tax Consequences

The tax consequences associated with an investment in the Guarantee Periods vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before taking actions related to your investment in the Guarantee Periods, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from the Guarantee Periods are generally subject to ordinary income taxation on the amount of any investment gain. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.

Cyber Security Risks

We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.

Description of Insurance Company, Registered Separate Account, and Investment Options

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Allstate Life Insurance Company of New York (‘‘ALICNY’’) was the original issuer of the Contracts. On March 29, 2021 Wilton Reassurance Company (“WRAC”), a Minnesota-domiciled stock life company agreed to acquire all of the issued and outstanding capital stock of ALICNY pursuant to a Stock Purchase Agreement with Allstate Insurance Company, Allstate Financial Insurance Holdings Corporation, and Allstate Insurance Holdings, LLC. The transaction closed on October 1, 2021. On November 1, 2021, ALICNY merged with and into WRNY.

WRNY is a stock life insurance company domiciled in the state of New York. WRNY is licensed in all fifty states, the District of Columbia and the U.S. Virgin Islands. WRNY administers life and annuity contracts, including variable life and variable annuity contracts that are registered under the Securities Act of 1933, as amended, and are issued through separate accounts that are registered as unit investment trusts under the Investment Company Act of 1940, as amended. WRNY is a direct wholly-owned subsidiary of WRAC, a holding company organized under the laws of Minnesota, which in turn is a wholly-owned subsidiary of Wilton Re US Holdings, Inc., a holding company organized under the laws of Delaware. Wilton Re Ltd. is deemed the ultimate parent corporation in the Company’s holding company system.

The statutory home office of  WRNY is located at 800 Westchester Avenue, Suite 641 North, Rye Brook, NY 10573.

The Fixed Account is supported by our general account, which supports our insurance and annuity obligations. Our general account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of our general account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of our general account. Our obligations with respect to the Fixed Account are subject to our financial strength and claims paying ability.

Reliance on Rule 12h-7

WRNY is relying on the exemption provided by Rule 12h-7 under the 1934 Act. In reliance on that exemption, WRNY does not file with the SEC periodic reports that would be otherwise required under the 1934 Act.

THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under your Annuity (including under the Guarantee Periods) are supported by our general account and are subject to our claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK SEPARATE ACCOUNT A

The assets supporting obligations based on allocations to the Variable Investment Sub-accounts are held in Sub-accounts of Wilton Reassurance Life Company of New York Separate Account A (the “Registered Separate Account”). Assets held in the Registered Separate Account that are held in support of the Sub-accounts are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to the Registered Separate Account are credited to or charged against the Registered Separate Account, without regard to other income, gains or losses of WRNY or any other of our separate accounts.

INVESTMENT OPTIONS

Variable Investment Options
For additional information about the Variable Investment Sub-accounts, you should consult your Variable Product Prospectus and the most recent prospectuses for the portfolios.

Guarantee Periods
If you invest in a Guarantee Period, you will earn a fixed rate of interest for a Guarantee Period. You have the option to invest in one or more Guarantee Periods. Each purchase payment allocation or transfer to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. In the future, we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

If you instruct us to allocate to a Guarantee Period but do not specify the number of years:

•	AIM Lifetime Plus: We will allocate to the same period selected for your most recent purchase payment(s), if available. Otherwise, we will reject the allocation as not in good order.

•	AIM Lifetime Plus II, Custom Portfolio, SelectDirections: We will allocate to the shortest Guarantee Period available. If no Guarantee Period is available, we will reject the allocation as not in good order.

Each purchase payment allocation or transfer to a Guarantee Period must be at least $500. We reserve the right to limit the number of additional purchase payments that you may allocate to a Guarantee Period.

Interest Rates
We will tell you what interest rates we are offering at a particular time. We may declare new interest rates for new Guarantee Periods. Therefore, we may declare different interest rates for Guarantee Periods of the same length that begin at different times. We will not change the interest rate that we credit to a particular allocation until the end of the relevant Guarantee Period. The interest rate declared will be no less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to you may vary depending on the state in which your Contract was issued, but it will be shown on your Annuity specifications page and will never be less than (a) 3% or (b) the minimum stipulated by applicable state law, whichever is greater.

We have no specific formula for determining the rates of interest we declare. We will set those interest rates based on investment returns available at the time of the determination. In addition, we may consider various other factors in determining interest rates including regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors.

WE DETERMINE THE INTEREST RATES TO BE DECLARED FOR NEW GUARANTEE PERIODS IN OUR SOLE DISCRETION, SUBJECT TO THE GUARANTEED MINIMUM ANNUAL INTEREST RATE. WE CAN NEITHER PREDICT NOR OTHERWISE GUARANTEE WHAT THE RATES WILL BE IN THE FUTURE.

Charges and Adjustments

Your Annuity is subject to a variety of charges, and those charges may vary depending on the investment options and optional benefits you have elected. Withdrawal charges may apply to any withdrawal from your Annuity, including a withdrawal from the Guarantee Periods. The loss associated with withdrawal charges will be greater if there is a negative Market Value Adjustment, or if you have to pay taxes or tax penalties. For more information about the withdrawal charges and other charges that apply to your Annuity, you should consult your Variable Product Prospectus or call 1-800-457-8207.

MARKET VALUE ADJUSTMENT

All withdrawals in excess of the Preferred Withdrawal Amount, transfers, and amounts applied to an Income Plan from a Guarantee Period, other than those taken or applied during the 30-day period after the Guarantee Period ends, are subject to a Market Value Adjustment. You could lose up to 100% of your investment in the Guarantee Periods as a result of a negative Market Value Adjustment. A Market Value Adjustment may also apply to amounts invested in a Guarantee Period that are paid out as death benefits if the death benefit is calculated outside of the 30-day period after the Guarantee Period ends. On the Payout Start Date, any amounts in a Guarantee Period will be subject to a Market Value Adjustment unless the Payout Start Date occurs during the 30-day period after the Guarantee Period ends, as discussed under ‘‘Annuity Period’’. After the Payout Start Date, you will no longer be subject to potential Market Value Adjustments.

We will not apply a Market Value Adjustment to a withdrawal you make within the Preferred Withdrawal Amount or to a withdrawal you make to satisfy the IRS minimum distribution rules. We will not apply a Market Value Adjustment to any automatic transfers as part of a dollar cost averaging program.

We apply the Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Guarantee Period to the time it is removed from that Guarantee Period. We calculate the Market Value Adjustment by comparing the Treasury Rate for a period equal to the Guarantee Period at its inception to the Treasury Rate for a period equal to the time remaining in the Guarantee Period when you remove your money. ‘‘Treasury Rate’’ means the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates increase significantly, the Market Value Adjustment and any withdrawal charge, premium taxes, and income tax withholding (if applicable) could reduce the amount you receive upon full withdrawal of your Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the Treasury Rate at the time you allocate money to a Guarantee Period is higher than the applicable current Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a higher amount payable to you, transferred, or applied to an Income Plan. Conversely, if the Treasury Rate at the time you allocate money to a Guarantee Period is lower than the applicable Treasury Rate for a period equal to the time remaining in the Guarantee Period, then the Market Value Adjustment will result in a lower amount payable to you, transferred, or applied to an Income Plan.

You may request a quote of the impact an early distribution would have on your Account Value by contacting our Annuity Service Center at 1-800-457-8207. Values fluctuate daily and the actual Market Value Adjustment applied at the time a transaction is processed may be more or less than the values quoted at the time of your call. Additional information about the calculation of the Market Value Adjustment, including the Market Value Adjustment formula and examples, can be found in "Appendix B".

Annuity Period

You will receive annuity payments during the Payout Phase, as described in your Variable Product Prospectus. Upon annuitization, any value in the Guarantee Periods will be subject to a Market Value Adjustment, unless annuitization occurs during the 30 days after the Maturity Date. Please refer to your Variable Product Prospectus or call 1-800-457-8207 for information about the annuity payment options available to you.

Benefits Available Under the Contract

Your Annuity may include death benefits and other benefits, some of which may have been available for an additional charge. For additional information about those features, you should consult your Variable Product Prospectus or call 1-800-457-8207.

Purchases and Contract Value

The Annuities are no longer offered for new sales. Please refer to your Variable Product Prospectus for historical information about purchasing your Annuity.

VALUING YOUR INVESTMENT

Your Account Value is the total of the values you have in the Guarantee Periods, the Variable Investment Sub-accounts, and any other Fixed Allocations not subject to a Market Value Adjustment available under your Annuity. Your Annuity also has a “cash value,” which is the Account Value adjusted by any applicable Market Value Adjustment minus any applicable charges under your Annuity. Please refer to your Variable Product Prospectus for more information about calculating the values you have in other investment options under your Annuity.

VALUING THE GUARANTEE PERIODS

We will credit interest daily to each amount allocated to a Guarantee Period at a rate that compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period.

The following example illustrates how a purchase payment allocated to the Guarantee Period would grow, given an assumed Guarantee Period and effective annual interest rate:

•	Purchase Payment: $10,000

•	Guarantee Period: 5 years

•	Annual Interest Rate: 4.50%

	Year 1	Year 2	Year 3	Year 4	Year 5
Beginning Contract Value * (1 + Annual Interest Rate)	$10,000.00 X 1.045 $10,450.00
Contract Value at end of Contract Year * (1 + Annual Interest Rate)		$10,450.00 X 1.045 $10,920.25
Contract Value at end of Contract Year * (1 + Annual Interest Rate)			$10,920.25 X 1.045 $11,411.66
Contract Value at end of Contract Year * (1 + Annual Interest Rate)				$11,411.66 X 1.045 $11,925.19
Contract Value at end of Contract Year * (1 + Annual Interest Rate)					$11,925.19 X 1.045 $12,461.82

Total Interest Credited During Guarantee Period = $2,461.82 ($12,461.82-$10,000)

This example assumes no withdrawals during the entire 5-year Guarantee Period. If you were to make a withdrawal, you may be required to pay a withdrawal charge. In addition, the amount withdrawn may be increased or decreased by a Market Value Adjustment that reflects changes in interest rates since the time you invested the amount withdrawn. The hypothetical interest rate is for illustrative purposes only and is not intended to predict current or future interest rates to be declared under the Contract.

Actual interest rates declared for any given Guarantee Period may be more or less than shown above but will never be less than the guaranteed minimum rate stated in the Contract.

Surrenders and Withdrawals

You can withdraw money from or surrender your Annuity at any time during the Accumulation Phase, subject to any limitations described in your Variable Product Prospectus. If you take a withdrawal or surrender from the Guarantee Periods, your withdrawal or surrender may be subject to a Market Value Adjustment, withdrawal charges, taxes and tax penalties. You will need our consent to make a partial withdrawal if the requested withdrawal is less than the minimum amount specified in your Variable Product Prospectus. You can make withdrawals from any designated Guarantee Periods or proportionally from all investment options under your Annuity. Unless you tell us otherwise, any partial withdrawal will be made proportionately from all investment options. For more details about withdrawals and surrenders under your Annuity, including any automated withdrawal options, please refer to your Variable Product Prospectus or call 1-800-457-8207.

PREFERRED WITHDRAWAL AMOUNT

Each Contract Year, you may withdraw up to a certain percentage of aggregate purchase payments from your Contract without incurring a Market Value Adjustment or a withdrawal charge (the ‘‘Preferred Withdrawal Amount’’). The Preferred Withdrawal Amount is:

•	AIM Lifetime Plus: 10%

•	AIM Lifetime Plus II, Custom Portfolio, SelectDirections: 15%

All withdrawals from a Guarantee Period during a Contract Year in excess of the Preferred Withdrawal Amount are subject to a Market Value Adjustment and may be subject to withdrawal charges. Unused portions of the Preferred Withdrawal Amount are not carried forward to future Contract Years.

Withdrawals from all investment options count against the Preferred Withdrawal Amount, not just withdrawals from Guarantee Periods. To determine whether a withdrawal exceeds the Preferred Withdrawal Amount, all amounts you have withdrawn from the Variable Sub-accounts, Guarantee Periods, and any other fixed interest investment options available under your Contract in a Contract Year are added together.

Taxes

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.

The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.

NON-QUALIFIED ANNUITIES

In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

Taxes Payable by You

We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below.

It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

Taxes on Withdrawals and Surrender Before Annuity Payments Begin

If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until purchase payments made before August 14, 1982 are withdrawn. Moreover, income allocable to purchase payments made before August 14, 1982 is not subject to the 10% additional tax.

You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.

Taxes on Annuity Payments

If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025. If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.

Maximum Annuity Date

You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make purchase payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.

Please refer to your Annuity contract for the maximum Annuity Date.

Partial Annuitization

We do not currently permit partial  annuitization.

Medicare Tax on Net Investment Income

The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $15,650 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.

10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½;

•	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

•	the amount received is attributable to your becoming disabled (as defined in the Code);

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

•	the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.

Special Rules in Relation to Tax-free Exchanges Under Section 1035

Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.

If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until purchase payments made before August 14, 1982 are withdrawn. Moreover, income allocable to purchase payments made before August 14, 1982, is not subject to the 10% additional tax.

After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Non-Qualified Annuity

If an Owner dies before the Annuity Date, the death benefit distributions are taxed at ordinary income tax rates. The value of the death benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the death benefit payment option selected. Generally, for payment of the death benefit:

•	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

•	Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The death benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

•	Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.

Considerations for Contingent Annuitants

We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

Reporting and Withholding on Distributions

Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a  U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners

Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.

Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.

Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the "Benefits Available Under the Contract" section for scenarios where a death benefit or Surrender Value is payable depending upon the underlying facts.

Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification

Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Sub-accounts must be diversified according to certain rules under the Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each  U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and lose the favorable tax treatment generally afforded to annuities.

While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

Required Distributions Upon Your Death for a Non-Qualified Annuity

Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the death benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.

Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES

In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.

The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.

A Qualified Annuity may have been purchased for use in connection with:

•	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

•	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

•	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

•	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

•	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

•	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

Types of Tax-favored Plans

IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.

Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). Go to www.irs.gov for the contribution limits for each year.

The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.

In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

•	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

•	Your rights as Owner are non-forfeitable;

•	You cannot sell, assign or pledge the Annuity;

•	The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

•	The date on which Required Minimum Distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

•	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

•	A 10% early withdrawal additional tax described below;

•	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

•	Failure to take a Required Minimum Distribution, also described below.

Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

•	If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.

•	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

•	SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

•	Roth contributions are permitted for SEP IRAs starting in 2023. Under SECURE 2.0, employers may offer employees the ability to elect to treat employee and employer SEP contributions (in whole or in part) as made to a Roth IRA. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

•	Contributions to a Roth IRA cannot be deducted from your gross income;

•	“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

•	If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA,  SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion). In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for more than 15 years, among other requirements.

The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.

Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.

TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

•	Your attainment of age 59½;

•	Your severance of employment;

•	Your death;

•	Your total and permanent disability; or

•	Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.

Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.

Late Rollover Self-Certification

You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.

Required Minimum Distributions and Payment Options

If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a  TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is …
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any Required Minimum Distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.

Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.

Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your  RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

Charitable IRA Distributions

Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

Required Distributions Upon Your Death for a Qualified Annuity

Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.

The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•	Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

•	Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.

•	Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

•	Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

•	Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these Required Minimum Distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.

Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.

10% Additional Tax for Early Withdrawals from a Qualified Annuity

You may owe a 10% additional tax on the taxable part of distributions received from an IRA,  SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

•	the amount is paid on or after you reach age 59½ or die;

•	the amount received is attributable to your becoming disabled; or

•	generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.

Withholding

For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated

Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a Required Minimum Distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

•	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

•	For all other distributions, we will withhold at a 10% rate.

If no  U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.

We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country

ERISA Requirements

ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

Please consult with your tax advisor if you have any questions about  ERISA and these disclosure requirements.

Spousal Consent Rules for Retirement Plans – Qualified Annuities

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

IRAs,  non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

ADDITIONAL CONSIDERATIONS

Reporting and Withholding for Escheated Amounts

Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts  escheated from your Non-qualified Annuity.

Gifts and Generation-skipping Transfers

If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.

Civil Unions and Domestic Partnerships

U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

Legal Proceedings

As of the date of this prospectus, neither WRNY nor the Registered Separate Account is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although  WRNY and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, WRNY’s ability to meet its obligations under the Annuities, including the Guarantee Periods.

Financial Statements

The statutory financial statements of WRNY and the financial statements of the Registered Separate Account are included in the Statement of Additional Information.

Additional Information

WHO DISTRIBUTES THE ANNUITIES?

For additional distribution information, please see the Variable Product Prospectus for your Contract. There is no additional plan of distribution or sales compensation with respect to the Guarantee Periods.

The principal underwriter for all of the Contracts is  Wilton Re Distributors LLC (‘‘Distributors’’), an affiliate of Wilton Reassurance Life Company of New York. Distributors is a registered broker dealer under the Exchange Act and a member of the Financial Industry Regulatory Authority. Distributors is not required to sell any specific number or dollar amount of securities. The underwriting agreement provides that we will reimburse Distributors for any liability to Contract owners arising out of services rendered or Contracts issued. Additional information about the underwriting agreement with Distributors, including sales compensation, is included under ‘‘Distribution’’ in the Variable Product Prospectus and in the Statement of Additional Information that relates to that prospectus. This information applies regardless of whether you choose to invest in the Guarantee Periods, and there is no additional plan of distribution or sales compensation with respect to the Guarantee Periods.

The Annuities are no longer sold. For information about the compensation paid in connection with sales of your Annuity, please refer to your Variable Product Prospectus or call 1-800-457-8207.

Appendix A: Investment Options Available Under the Contract
[to be updated by amendment]

Variable Options

For a list of Variable Investment Sub-accounts available under your Annuity, please refer to your Variable Product Prospectus. More information about the portfolios underlying the Variable Investment Sub-accounts is available in the prospectuses for the portfolios, which may be amended from time to time. You can request a copy of the prospectuses at no cost by calling 1-800-457-8207.

Guarantee Periods

The following is a list of Guarantee Periods currently available under the Contract. We may change the features of the options listed below, offer new options, and terminate existing options. We will provide you with written notice before doing so. For more information about the Guarantee Period, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus.

Note: If amounts are withdrawn from Guarantee Period  before the end of its term, we will apply a Market Value Adjustment. This may result in a significant reduction in your Contract Value.

Name	Term	Minimum Guaranteed Interest Rates
[Guarantee Period]	[1 Year]	[%]
[Guarantee Period]	[3 Year]	[%]
[Guarantee Period]	[5 Year]	[%]
[Guarantee Period]	[7 Year]	[%]
[Guarantee Period]	[10 Year]	[%]

The actual Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state.

A-1

Appendix B - Market Value Adjustment Examples

Market Value Adjustment Formula
The Market Value Adjustment is based on the following:

I = the Treasury Rate for a maturity equal to the applicable Guarantee Period for the week preceding the establishment of the Guarantee Period.

N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date, to the end of the Guarantee Period.

J = the Treasury Rate for a maturity equal to the Guarantee Period for the week preceding the receipt of the withdrawal, transfer, death benefit, or income payment request. If a note for a maturity of length N is not available, a weighted average will be used.

In the case of AIM Lifetime Plus and AIM Lifetime Plus II, if  N is one year or less, J will be the 1-year Treasury Rate.

‘‘Treasury Rate’’ means the  U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15.

The Market Value Adjustment factor is determined from the following formula:

0.9 * (I - J) * N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred (in excess of the Free Withdrawal Amount) paid as a death benefit, or applied to an Income Plan, from a Guarantee Period at any time other than during the 30-day period after such Guarantee Period expires.

Examples of Market Value Adjustment (Assuming the 10% Preferred Withdrawal Amount Under AIM Lifetime Plus)

Assumptions:

○	Purchase Payment: $10,000

○	Guarantee Period: 5 years

○	Treasury Rate (at the time the Guarantee Period was established): 4.50%

○	Assumed Net Annual Earnings Rate in Money Market Variable Sub-account: 4.50%

○	Full Surrender: End of Contract Year 3

○	Preferred Withdrawal Amount: 10%

○	Premium Taxes are not applicable

Example 1 (Assume Declining Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)[3] = $11,411.66

Step 2: Calculate the Preferred Withdrawal Amount:

0.10 * $10,000.00 = $1,000.00

Step 3: Calculate the Market Value Adjustment:

I=4.50% J=4.20% 730 days N=2 365 days

Market Value Adjustment Factor: 0.9 * (I-J) * N = 0.9 * (0.045-0.042) * (2) = 0.0054

Market Value Adjustment = Market Value Adjustment Factor * Amount Subject to Market Value Adjustment: =0.0054 * ($11,411.66 - $1,000.00) = $56.22

Step 4: Calculate the Withdrawal Charge:

=0.05 * ($10,000.00 - $1,000.00 + $56.22) = $452.81

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $451.81 + $56.22 = $11,015.07

Example 2 (Assume Rising Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)[3] = $11,411.66

Step 2: Calculate the Preferred Withdrawal Amount:

0.10 * $10,000.00 = $1,000.00

Step 3: Calculate the Market Value Adjustment:

I=4.50% J=4.80% 730 days N=2 365 days

Market Value Adjustment Factor: 0.9 * (I-J) * N = 0.9 * (0.045-0.048) * (2) = 0.0054

Market Value Adjustment = Market Value Adjustment Factor * Amount Subject to Market Value Adjustment: =-0.0054 * ($11,411.66 - $1,000.00) = $-56.22

Step 4: Calculate the Withdrawal Charge:

=0.05 * ($10,000.00 - $1,000.00 - $56.22) = $447.19

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $447.19 - $56.22 = $10,908.25

Examples of Market Value Adjustment (Assuming the 15% Preferred Withdrawal Amount Under AIM Lifetime Plus II, Custom Portfolio, and SelectDirections)

Assumptions:

○	Purchase Payment: $10,000

○	Guarantee Period: 5 years

○	Treasury Rate (at the time the Guarantee Period was established): 4.50%

○	Assumed Net Annual Earnings Rate in Money Market Variable Sub-account: 4.50%

○	Full Surrender: End of Contract Year 3 • Preferred Withdrawal Amount: 15%

○	Premium Taxes are not applicable.

Example 1 (Assume Declining Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)[3] = $11,411.66

Step 2: Calculate the Preferred Withdrawal Amount:

0.15 * $10,000.00 = $1,500.00

Step 3: Calculate the Market Value Adjustment:

I=4.50% J=4.20% 730 days N=2 365 days

Market Value Adjustment Factor: 0.9 * (I-J) * N = 0.9 * (0.045-0.042) * (2) = 0.0054

Market Value Adjustment = Market Value Adjustment Factor * Amount Subject to Market Value Adjustment: =0.0054 * ($11,411.66 - $1,500.00) = $53.52

Step 4: Calculate the Withdrawal Charge:

=0.05 * ($10,000.00 - $1,500.00 + $53.52) = $427.68

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $427.68 + $53.52 = $11,037.50

Example 2 (Assume Rising Interest Rates):

Step 1: Calculate Contract Value at End of Contract Year 3:

$10,000.00 * (1.045)[3] = $11,411.66

Step 2: Calculate the Preferred Withdrawal Amount:

0.15 * $10,000.00 = $1,500.00

Step 3: Calculate the Market Value Adjustment:

I=4.50% J=4.80% 730 days N=2 365 days

Market Value Adjustment Factor: 0.9 * (I-J) * N = 0.9 * (0.045-0.048) * (2) = 0.0054

Market Value Adjustment = Market Value Adjustment Factor * Amount Subject to Market Value Adjustment: =-0.0054 * ($11,411.66 - $1,500.00) = $-53.52

Step 4: Calculate the Withdrawal Charge:

=0.05 * ($10,000.00 - $1,500.00 - $53.52) = $422.32

Step 5: Calculate the amount received by a Contract owner as a result of full withdrawal at the end of Contract Year 3:

$11,411.66 - $422.32 - $53.52 = $10,935.82

Mailing

We have filed a Statement of Additional Information, dated May 1, 2026, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Contracts,  WRNY, and the Wilton Reassurance Life Company of New York Separate Account A, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, or to request other information about the Contracts, and to make investor inquiries, please write to us at P.O. Box 758559, Topeka, KS 66675-8559, or call us at 1-800-457-8207.

Reports and other information about WRNY and the Wilton Reassurance Life Company of New York Separate Account A are available on the Commission’s website at  www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Numbers:
C000266666 AIM Lifetime Plus
C000266667 AIM Lifetime Plus II
C000266664 Custom Portfolio
C000266665 SelectDirections

MVA-WRNY 1

Guarantee Periods Offered Under Certain Variable Annuity Contracts
STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2026

WILTON REASSURANCE LIFE COMPANY OF NEW YORK
(“WRNY”, “we”, “our”, the “Company”, or “us”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2026 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO THE VARIABLE ANNUITIES SERVICE CENTER, P.O. BOX 758559, TOPEKA, KS 66675-8559 OR TELEPHONE 1-800-457-8207. THE MVA FIXED ACCOUNT OPTION IS AVAILABLE AS AN INVESTMENT OPTION UNDER THE FOLLOWING ANNUITY CONTRACTS (THE “ANNUITIES” OR THE “ANNUITY”) ISSUED BY WRNY THROUGH THE WILTON REASSURANCE LIFE COMPANY OF NEW YORK SEPARATE ACCOUNT A (THE “REGISTERED SEPARATE ACCOUNT”) THAT ARE NO LONGER SOLD.

AIM Lifetime Plus Variable Annuity: C000266666
AIM Lifetime Plus II Variable Annuity: C000266667
Custom Portfolio Variable Annuity: C000266664
SelectDirections Variable Annuity: C000266665

1

GENERAL INFORMATION

Wilton Reassurance Life Company of New York

WRNY is a stock life insurance company domiciled in the state of New York. WRNY is licensed in all fifty states, the District of Columbia and the U.S. Virgin Islands. WRNY administers life and annuity contracts, including variable life and variable annuity contracts that are registered under the Securities Act of 1933, as amended, and are issued through separate accounts that are registered as unit investment trusts under the Investment Company Act of 1940, as amended. WRNY is a direct wholly-owned subsidiary of Wilton Reassurance Company, a holding company organized under the laws of Minnesota, which in turn is a wholly-owned subsidiary of Wilton Re US Holdings, Inc., a holding company organized under the laws of Delaware. Wilton Re Ltd. is deemed the ultimate parent corporation in the Company’s holding company system.

Wilton Reassurance Life Company of New York Separate Account A

The assets supporting obligations based on allocations to the Variable Investment Sub-accounts are held in Sub-accounts of  Wilton Reassurance Life Company of New York Separate Account A (the “Registered Separate Account”). Assets held in the Registered Separate Account that are held in support of the Sub-accounts are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to the Registered Separate Account are credited to or charged against the Registered Separate Account, without regard to other income, gains or losses of WRNY or any other of our separate accounts.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - WILTON RE DISTRIBUTORS LLC

Wilton Re Distributors LLC. (“Distributors”), an affiliate of Wilton Reassurance Life Company of New York, is the distributor and principal underwriter of the Annuities, including the market value adjusted fixed account options (“the Guarantee Periods”). The Annuities are no longer offered for new sales. The Guarantee Periods are offered on a continuous basis.

Distributors’ principal business address is 4840  N. River Blvd., Cedar Rapids, Iowa 52411. Distributors is a registered broker dealer under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).Distributors is not required to sell any specific number or dollar amount of securities. The underwriting agreement provides that WRNY will reimburse Distributors for any liability to Contract owners arising out of services rendered or Contracts issued. This information applies regardless of whether you choose to invest in the Guarantee Periods, and there is no additional plan of distribution or sales compensation with respect to the Guarantee Periods.

Distributors acts as the distributor of a number of annuity and life insurance products and funds serving as investment options under those products. Distributors enters into distribution agreements with unaffiliated broker-dealers who are registered under the Exchange Act (“firms”). Applications for the Annuities are solicited by registered representatives of the Firms.

As discussed in the prospectus, Wilton Reassurance Life Company of New York pays commissions to broker/dealers that sell Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Wilton Reassurance Life Company of New York may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.

With respect to all individual annuities issued by  Wilton Reassurance Life Company of New York, Distributors received commissions as follows: [2025: $_____; 2024: $________; and 2023: $0]. Distributors retained none of those commissions.

Everlake Distributors LLC (“Everlake Distributors”) was previously the distributor and principal underwriter of the Annuities prior to that role being assumed by Wilton Re Distributors LLC. as of October 1, 2024. Prior to that change, with respect to all individual annuities issued by Wilton Reassurance Life Company of New York, Everlake Distributors received commissions as follows: [2025: $0; 2024: $________; and 2023: $______]. Everlake Distributors retained none of those commissions.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

2

CYBER SECURITY AND BUSINESS CONTINUITY RISKS

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on  websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and  reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on  U.S. and global economies and financial markets.

FINANCIAL STATEMENTS
[To be updated by amendment]

The statutory financial statements of Wilton Reassurance Life Company of New York as of [December 31, 2024 and 2023] and for each of the three years in the period ended [December 31, 2025] and the financial statements of Wilton Reassurance Life Company of New York Separate Account A as of the dates presented and for each of the periods indicated therein are included in this Statement of Additional Information. Such financial statements have been audited by [__________], an independent registered public accounting firm. [____] principal business address is [________________].

3

PART C
OTHER INFORMATION

ITEM 27. EXHIBITS:

(a)(1)

Board of Directors Resolution approving plan of merger -  Allstate New York. Incorporated herein by reference to Form N-4 Registration Statement of  Wilton Reassurance Life Co of New York Separate Account A (SEC File No. 333-260625) dated November 1, 2021.

(2)

Board of Directors Resolution approving plan of merger - WRNY.  Incorporated herein by reference to Form N-4 Registration Statement of Wilton Reassurance Life Co of New York Separate Account A (SEC File No. 333-260625) dated November 1, 2021.

(b)	Not Applicable.
(c)

Principal Underwriting Agreement by and between Wilton Reassurance Life Company of New York and Wilton Re Distributors LLC dated October 1, 2024. Incorporated herein by reference to Form S-1 Registration Statement of Wilton Reassurance Life Company of New York (SEC File No. 333-278375) filed on April 1, 2025.

(d)(1)

Form of AIM Lifetime Plus(SM) Variable Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (SEC File No. 033-65381) dated September 23, 1996.)

(2)

Form of AIM Lifetime Plus(SM) II Variable Annuity Contract (Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (SEC File No. 033-65381) dated November 12, 1999.)

(3)

Form of “Allstate Custom Portfolio” and “SelectDirections(SM)” Variable Annuity Contract (Incorporated herein by reference to Form N-4 Registration Statement of Allstate Life of New York Separate Account A (SEC File No. 333-94785) dated January 14, 2000.)

(4)	Form of Death Benefit Endorsement (Previously filed in Post-Effective Amendment No. 11 to this Registration Statement (File No. 033-65381) dated April 11, 2003.)
(5)

Form of Amendatory Endorsement to Add Dollar Cost Averaging Fixed Accounts to the “Allstate Custom Portfolio”, “Allstate Provider”, or “SelectDirections” Variable Annuity, a group flexible premium deferred variable annuity contract. (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-94785) dated April 20, 2001.)

(6)

Form of Amendatory Endorsement for Transfer Limitations under the “Allstate Custom Portfolio”, “Allstate Provider”, or “SelectDirections” Variable Annuity, a group flexible premium deferred variable annuity contract. (Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-94785) dated April 20, 2001.)

(7)	Form of Death Benefit Endorsement (Previously filed in Post-Effective Amendment No. 5 to this Registration Statement (File No. 333-94785) dated April 11, 2003.)
(e)	Not Applicable.
(f)

Amended and Restated Charter of Wilton Reassurance Life Company of New York. Incorporated herein by reference to Form S-1 Registration Statement of Wilton Reassurance Life Company of New York (SEC File No. 333-260635) filed on November 1, 2021.

(g)	Indemnity Reinsurance Agreement between Allstate Life Insurance Company of New York and The Prudential Insurance Company of America. (filed herewith)
(h)	Not Applicable.
(i)

Service Agreement among Allstate Life Insurance Company of New York, Intramerica Life Insurance Company and Wilton Re Services, Inc., effective October 1, 2021. Incorporated herein by reference to Form S-1 Registration Statement of Wilton Reassurance Life Company of New York (SEC File No. 333-260626) filed on November 1, 2021.

(j)	Not Applicable.
(k)	Opinion Of Counsel. To be filed by amendment.
(l)	Written Consent of Independent Registered Public Accounting Firm. To be filed by amendment.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)(1)	Powers of Attorney: Braun, Dwyer, Fahr, Lash, Mak, Moser, Overbeeke, Ponomarev, Quinn, Sheefel, and Treglia. (filed herewith)

(2)

Resolution of Board of Directors authorizing Chief Executive Officer to sign on Wilton Reassurance Life Company of New York’s behalf pursuant to power of attorney. Incorporated by reference from Post-Effective Amendment No. 3 for this Registration Statement filed on April 11, 2023 (File No. 333-260634)

(q)	Not Applicable.
(r)	Not Applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

Unless otherwise indicated, the principal business address of each of the directors and officers of Wilton Reassurance Life Company of New York is 801 Main Avenue, 5th Floor, Norwalk, CT 06851.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH INSURANCE COMPANY
Perry H. Braun	Director, Senior Vice President, Chief Investment Officer
Steve Brogan	Chief Legal Officer, Secretary
Robert Buckner	Vice President, Valuation Actuary
Karen Carpenter**	Chief Compliance Officer - Separate Accounts
James Conway***	Illustration Actuary
James Dwyer*	Director
Rob Fahr	Vice President, Controller
Steven D. Lash	Director, Senior Vice President, Group Chief Financial Officer
Brent McGroarty	Chief Operating Officer
Lauren Mak	Senior Vice President, Chief Financial Officer
Kathleen Manka	Tax Director
Jaime Merritt	Assistant Secretary
Susan Moser	Director
David Overbeeke*	Director
Dmitri Ponomarev	Chairman of the Board of Directors
John J. Quinn*	Director
Scott Sheefel	Director, President and Chief Executive Officer
Enrico Treglia	Director, Senior Vice President, Group Chief Operating Officer
Andrew Wood	Chief Information Security Officer

Individuals marked with an * are outside directors whose address is c/o WRNY, 800 Westchester Avenue, Suite 641 N, Rye Brook, NY 10573. The principal business address for the individual marked with ** is 4840 N. River Blvd, Suite 400, Cedar Rapids, Iowa 52411. The principal business address for individuals marked with *** is 900 Washington Ave., Waco, TX 76701.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:

Key:

Indicates Limited Partner interest

Indicates General Partner interest

Wilton Re Group Corporate Organization

as of December 31, 2024

Wilton Re Atlantic Newco Limited (Bermuda)
Note 3
Wilton Re Atlantic Holding Partnership, LP (Bermuda)
Note 4
Wilton Re Atlantic Holding Intermediate Partnership, LP (Bermuda)
Wilton Re Intermediate Holdco, LLC (Delaware)
Wilton Re International Intermediate Holdco Limited (Bermuda)
Wilton Re Atlantic Limited (Bermuda)
Wilton Re International Limited (Bermuda)
Note 1
Wilton Reinsurance Bermuda Limited (Bermuda Reinsurer)
Note 1
Mills Creek LLC (Delaware) Note 5
Wilton Re Ltd. (Nova Scotia)
0% Voting
100% Economic Interest
Wilton Re U.S. Holdings Trust (Ontario Trust) Note 2
Wilton Re U.S. Holdings, Inc. (Delaware)
Wilton Reassurance Company (Minnesota Insurer)
Wilton Re Distributors LLC (Delaware)
Wilton Re Services, Inc. (Delaware)
Wilcac Structured Settlements, Inc. (Illinois)
Wilton Re Assignment Illinois, Inc. (Illinois)
Wilton Re Assignment Kentucky, Inc. (Kentucky)
Wilton Re Annuity Service Corporation (New Mexico)
Wilton Re Structured Settlements, Inc. (Kentucky)
Redding Reassurance Company 3 LLC (Missouri SPLRC)
Redding Reassurance Company 4 LLC (Missouri SPLRC)
Wilton Reassurance Life Company of New York (New York Insurer)
Texas Life Insurance Company (Texas Insurer)
Wilcac Life Insurance Company (Illinois Insurer)

100% ownership unless otherwise noted.

Note 1 *Wilton Re Ltd.'s shares represent 96% and 75%, respectively, of the aggregate economic and voting rights associated with Wilton Re Bermuda's common shares. Wilton Re U.S. Holding's shares represent 4% and 25%, respectively, of the aggregate economic and voting rights associated with Wilton Re Bermuda's common shares.*

Note 2 *WRUSH Trust governed by four designated trustees. See governing trust agreement for control features.*

Note 3 *95% ownership by Wilton Re Ltd. and 5% ownership by Wilton Re Atlantic NewCo of Wilton Re Atlantic Holding Partnership, LP.*

Note 4 *95% ownership by Wilton Re Atlantic Holding Partnership, LP and 5% ownership by Wilton Re Atlantic NewCo of Wilton Re Atlantic Holding Intermediate Partnership, LP.*

Note 5 *Mills Creek LLC, a wholly owned subsidiary of WREB, was formed on January 7, 2019, as a Delaware LLC. On January 29, 2019, WREB sold 25% of its membership units (voting and economic) to an unaffiliated third party. WREB recorded the proceeds from the sale as a secured borrowing, included within other liabilities of the consolidated balance sheets.*

ITEM 30. INDEMNIFICATION:

The Amended and Restated Charter of Wilton Reassurance Life Company of New York (Depositor) provide for the indemnification of its directors against damages for breach of duty as a director, so long as such person acts or omissions were not in bad faith or involve intentional misconduct or acts or omissions that such person know or reasonable should have known violated the Insurance law or that constituted a knowing violation of any other law that such person personally gain in fact a financial profit or other advantage to which such person was not legally entitled.

Under the terms of the underwriting agreement, the Depositor agrees to indemnify the Distributor for any act or omission in the course of or in connection with rendering services under the underwriting agreement or arising out of the purchase, retention or surrender of a contract; provided however that the company will not indemnify Distributor for any such liability that results from the willful misfeasance, bad faith or gross negligence of Distributors or from the reckless disregard by Distributors of its duties and obligations arising under the underwriting agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:

(a) Wilton Re Distributors LLC (“Distributors”)

Wilton Re Distributors LLC (“Distributors”) serves as principal underwriter of the Policies.

In addition to Wilton Reassurance Life Co of New York Separate Account A, Distributors is the principal underwriter for the following separate accounts:

•	Wilton Reassurance Life Co of New York Variable Life Separate Account A

•	Wilton Reassurance Life Co of New York Variable Annuity Account

(b) The following are the directors and officers of Distributors. The principal business address is 4840 N. River Blvd., Suite 400, Cedar Rapids, Iowa 52411.

Name	Position
Barb Scoles	CEO
Karen Carpenter	Chief Compliance Officer
David Brant	FINOP/CFO

(c) Commissions received by Distributors during 2025 with respect to all individual annuities issued by Wilton Reassurance Life Company of New York.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION AND REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Wilton Re Distributors	[$0]	$-0-	$-0-	$-0-

ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:

[To be updated by amendment]

(a) As of December 31, 2025:

NAME OF CONTRACT	NUMBER OF CONTRACTS OUTSTANDING	TOTAL VALUE ATTRIBUTABLE TO THE INDEX-LINKED OPTION AND/OR FIXED OPTION SUBJECT TO A CONTRACT ADJUSTMENT	NUMBER OF CONTRACTS SOLD DURING THE PRIOR CALENDAR YEAR	GROSS PREMIUMS RECEIVED DURING THE PRIOR CALENDAR YEAR	AMOUNT OF CONTRACT VALUE REDEEMED DURING THE PRIOR CALENDAR YEAR	COMBINATION CONTRACT (YES/NO)
SelectDirections Variable Annuity	[ ]	$[ ]	0	$[ ]	$[ ]	Yes
Custome Portfolio Variable Annuity	[ ]	$[ ]	0	$[ ]	$[ ]	Yes
AIM Lifetime Plus Variable Annuity	[ ]	$[ ]	0	$[ ]	$[ ]	Yes
AIM Lifetime Plus II Variable Annuity	[ ]	$[ ]	0	$[ ]	$[ ]	Yes

(b) Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

Not Applicable.

ITEM 33. MANAGEMENT SERVICES

None.

ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS

With regard to the offering of the Guarantee Period options under this registration statement, the Company undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Insurance Company has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Norwalk and the State of Connecticut on this  26th day of September 2025.

WILTON REASSURANCE LIFE COMPANY OF NEW YORK (INSURANCE COMPANY)
By:	Scott Sheefel*
Scott Sheefel Director, President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities  and on the date indicated.

SIGNATURE	TITLE
Perry H. Braun* Perry H. Braun	Director, Senior Vice President, Chief Investment Officer	September 26, 2025
James Dwyer* James Dwyer	Director	September 26, 2025
Rob Fahr* Rob Fahr	Vice President, Controller	September 26, 2025
Steven D. Lash* Steven D. Lash	Director, Group Chief Financial Officer, Senior Vice President	September 26, 2025
Lauren Mak* Lauren Mak	Senior Vice President, Chief Financial Officer	September 26, 2025
Susan Moser* Susan Moser	Director	September 26, 2025
David Overbeeke* David Overbeeke	Director	September 26, 2025
Dmitri Ponomarev* Dmitri Ponomarev	Director, Chairman of the Board	September 26, 2025
John J. Quinn* John J. Quinn	Director	September 26, 2025
Scott Sheefel* Scott Sheefel	Director, President, Chief Executive Officer	September 26, 2025
Enrico Treglia* Enrico Treglia	Director, Senior Vice President, Group Chief Operating Officer	September 26, 2025

By:	/s/ Karen Carpenter
Karen Carpenter
*	Signed by Karen Carpenter as Attorney in Fact, on behalf of those indicated pursuant to Powers of Attorney.